UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2006
                                                           -------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-10541               13-3055012
------------------------       ---------------------        ----------
(State or Other Jurisdiction   (Commission File No.)       (I.R.S. Employer
 of Incorporation)                                          Identification No.)

625 N. Washington Street, Suite 301, Alexandria, Virginia   22314
----------------------------------------------------------  -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into A Material Definitive Agreement
                  ------------------------------------------

     Comtex News Network, Inc. entered into a compensation agreement with its interim Chief Executive Officer, C.W. Gilluly. Dr. Gilluly has been a director of Comtex News Network since 1992, and was appointed Chairman of the Board of Directors in February 2004. Dr. Gilluly was appointed Interim Chief Executive Officer in February 2004, and has foregone his salary during this period. Pursuant to this agreement, Dr. Gilluly will receive an immediate bonus of $72,500, a monthly salary of $2,500, plus the continuation of the payment of his medical and dental insurance (not to exceed $600 per month) through June 30, 2007.

Item 9.01.   Financial Statements and Exhibits

             (a) Financial Statements of Businesses Acquired. Not applicable

             (b) Pro Forma Financial Information. Not Applicable

             (c) Shell Company Transactions. None

             (d) Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     COMTEX NEWS NETWORK, INC.



DATE:  August 3, 2006                By:  /s/ C.W. Gilluly
                                          ---------------------------------
                                          C.W. Gilluly, Ed.D.
                                          Chairman and Interim Chief Executive
                                          Officer